Exhibit 99.2

TRANSITION AGREEMENT

This TRANSITION AGREEMENT and exhibits (collectively, this “Agreement”) is made and entered into by Melvin C. Payne (“Employee”) and Carriage Services, Inc. (the “Company”). The Company and Employee may sometimes hereafter be referred to singularly as a “Party” or collectively as the “Parties.”

WHEREAS, Employee and the Company entered into an Employment Agreement dated November 5, 2019, as amended by the First Amendment thereto, dated February 17, 2021, and the Second Amendment thereto, dated June 21, 2023 (as so amended, the “Employment Agreement”); and

WHEREAS, both Employee and the Company hereto desire to enter into this Agreement in order to set forth the terms of the Employee’s separation from employment with the Company and to resolve fully any and all issues and obligations arising out of Employee’s employment and separation from employment including under the Employment Agreement.

NOW, THEREFORE, Employee and the Company agree as follows, in consideration of the mutual covenants and obligations contained herein, and intending to be legally held bound:

1. Employee’s Separation.

(a) Employee hereby will cease to be employed by the Company effective as of February 22, 2024 (the “Separation Date”). In addition, Employee hereby resigns, as of the Separation Date, his positions as Executive Chairman of the Board of Directors of the Company and, except as provided in the following sentence, any other position Employee may hold for the Company’s subsidiaries and affiliates, in each case as of the Separation Date, or earlier if effectuated by a separate action. Employee will remain as a member of the Board of Directors of the Company (the “Board”) until the end of the current three-year term for Class I members of the Board, which term expires at the Company’s 2024 annual meeting of stockholders.

(b) As of the Separation Date, Employee specifically waives all rights to any additional bonus and/or awards, vesting or payment under the Company’s 2017 Omnibus Incentive Plan, the Second Amended and Restated 2006 Long-Term Incentive Plan (the “Equity Plans”), or any other current or past plan or policy of the Company, except as may otherwise be expressly set out in this Agreement. As of the Separation Date, all of Employee’s rights under the Employment Agreement are terminated and Employee hereby waives any and all such rights he may have had under the Employment Agreement prior to the Separation Date.

(c) As of the Separation Date, the Parties hereto agree that Employee shall have incurred a separation from service from the Company and its affiliates within the meaning of Section 409A of the Internal Revenue Code of 1986, as amended (“Section 409A”).

Melvin C. Payne Transition Agreement 2/22/24

(d) Employee acknowledges and agrees that he was paid Employee’s regular base salary earned through the Separation Date. Employee agrees that, except as may otherwise by expressly set out in this Agreement and except for any benefits listed on Schedule 2 attached hereto, Employee is entitled to no other compensation or benefits from the Company of any kind, and that Employee shall not be entitled to receive any other payment, benefit, equity, or other form of compensation as a result of the Employment or the cessation thereof, including but not limited to sick time, bonus, deferred compensation, additional employer 401(k) plan contributions for periods following the Separation Date, life insurance, accidental death and dismemberment insurance, short and long-term disability insurance, equity interests, or severance. Reimbursement of reasonable business expenses incurred by Employee during the 90-day period preceding the Separation Date may be processed in accordance with Company policy for a period of 30 days following the Separation Date, provided that such business expenses are submitted in accordance with Company policy. Notwithstanding the foregoing, Employee shall be entitled to any benefits due to Employee or his spouse for claims incurred under the Company’s medical plan on or prior to the Separation Date and to his benefits under the Company’s 401(k) plan that have accrued as of the Separation Date.

2. Special Consideration.

(a) Provided Employee executes this Agreement without revocation, Employee’s spouse executes and complies with the general release agreement attached as Exhibit 1 (the “Exhibit Release”), Employee executes without revocation the general release attached as Exhibit 2 at the conclusion of the Consulting Period (as defined below), and Employee complies with all terms of this Agreement, including, without limitation, the Ongoing Restrictive Covenants (as defined below) (collectively, the “Special Consideration Conditions”), conditioned upon the lapse of the applicable period for revocation as specified in Section  3(d), the Company agrees to provide Employee the following rights and benefits in Sections 2(a)(i) through 2(a)(viii) below (collectively, the “Special Consideration”):

(i) The Company will continue to pay Employee’s base salary at the bi-weekly rate of $38,461.54, less all tax withholdings and authorized deductions, for 52 bi-weekly pay periods following the Separation Date (the “Continued Salary”). The Continued Salary shall total $2,000,000.00. The first payment will be paid on the first regular, bi-weekly Company payroll date following the Effective Date (as defined below) (the “First Payroll Date”).

(ii) The Company will pay Employee a lump sum amount of $1,250,000.00, less all tax withholdings and authorized deductions, in respect of Employee’s annual bonus that relates to the 2023 calendar year, which amount shall be payable when annual bonuses in respect of the 2023 calendar year are paid to similarly situated employees of the Company, currently scheduled for February 23, 2024.

(iii) The Company will pay Employee a lump sum amount of $181,507.00, less all tax withholdings and authorized deductions, in respect of Employee’s pro-rated target annual bonus that relates to the 2024 calendar year (i.e., for the period commencing on January 1, 2024 and ending on the Separation Date), which amount shall be payable on the First Payroll Date.

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(iv) If Employee becomes eligible to elect continuation coverage under the Company’s medical plan pursuant to the Consolidated Omnibus Budget Reconciliation Act (“COBRA”) and properly elects such coverage, the Company shall pay on Employee’s behalf, 100% of applicable medical continuation premiums for the benefit of Employee and his spouse under the Employee’s then-current plan election as of the Separation Date, for so long as Employee and his spouse, as applicable, remain eligible for, and elect, COBRA coverage under applicable law following the Separation Date (i.e., up to 18 months for Employee and up to 36 months for Employee’s spouse, as such periods may be reduced under applicable law). In addition, for the “extended period,” as hereafter defined, and as applied to each of Employee and his spouse separately (i.e., up to 18 months for Employee and up to 36 months for Employee’s spouse), the Company shall pay to Employee, on the first business day of each calendar month, a fully taxable cash payment equal to the applicable COBRA premiums for that month had Employee and his spouse been eligible for, elected and remained enrolled in COBRA coverage under the Company’s medical plan based upon Employee’s plan election as of the Separation Date, subject to applicable tax withholdings. For this purpose, the “extended period” shall be the 36-month period following the Separation Date, but only for those months that Employee or his spouse, as applicable, are alive during such period, and reduced by the number of months that the Company made COBRA continuation payments on behalf of Employee or his spouse, as applicable, pursuant to the first sentence of this paragraph.

(v) Employee shall retain all outstanding vested equity awards previously granted to Employee under the Equity Plans, subject to the terms and conditions set forth in such vested equity awards and in the applicable Equity Plans. For the avoidance of doubt, 10,260 Restricted Stock Units from the February 22, 2023 grant from the Company to Employee will vest on February 22, 2024, as a result of which a corresponding number of shares of the Company’s common stock will be issued to Employee upon settlement of such Restricted Stock Units in accordance with the terms of such grant. Except as provided in the following Section 2(a)(vi), all unvested equity awards previously granted to Employee under the Equity Plans will be cancelled as of the Separation Date and Employee shall have no rights or claims with respect to any unvested equity awards.

(vi) Reference is made to that certain Good to Great II Shareholder Valuation Creation Performance Award Agreement by and between Employee and the Company, dated May 19, 2020, as amended from time to time (the “Good to Great Award”), and capitalized terms used in this Section 2(a)(vi) shall have the respective meanings ascribed thereto in the Good to Great Award. Notwithstanding the preceding Section 2(a)(v), an amount of 117,063.33 Target Performance Shares (i.e., the pro rata portion of the Target Performance Shares attributable to Tier 3 performance under the Good to Great Award for the period within the Performance Period commencing on the Grant Date and ending on the Separation Date) (“Covered Shares”), shall vest as of the Effective Date and be payable, in any event prior to March 15, 2025, as follows:

(A) The Company will pay Employee a lump sum cash amount of $1,000,000.00, less all tax withholdings and authorized deductions, in respect of a number of Covered Shares (rounded to the nearest two decimal places), based on the Separation Date Closing Price (as defined below), which amount shall be payable on the First Payroll Date;

(B) With respect to each calendar month from March 2024 through February 2025, the Company will pay Employee a cash payment for 12 calendar months from March 2024 through February 2025 equal to (1) the number of Covered Shares remaining after the payment made pursuant to Section 2(a)(vi)(A), multiplied by (2) the Separation Date Closing Price, divided by (3) 24, less all tax withholdings and authorized deductions, which monthly amount shall be payable on the last business day of each such month; and

Melvin C. Payne Transition Agreement 2/22/24

(C) On March 14, 2025, the Company will pay Employee a cash payment equal to (1) the number of Covered Shares remaining after the payments made pursuant to Section 2(a)(vi)(A) and Section 2(a)(vi)(B), multiplied by (2) the Separation Date Closing Price, less all tax withholdings and authorized deductions.

The term “Separation Date Closing Price” means the closing price of the Company’s common stock on the New York Stock Exchange on the Separation Date, as reported by Bloomberg, L.P.

(vii) Employee agrees to serve as a consultant for the Company, as requested and directed by the Company in writing, for 12 months following the Separation Date unless terminated earlier by the Company as provided in this Section 2(a)(vii) (the “Consulting Period”). During the Consulting Period, Employee shall be eligible to earn total potential consulting pay of up to $1,000,000.00 (“Consulting Pay”) for Employee to provide counsel to the Company’s Board of Directors and senior management team as a special advisor, as may be requested by the Board of Directors or senior management team during the Consulting Period. Such Consulting Pay shall be provided to Employee with respect to the 12 months following the Separation Date, payable in 12 equal installments of $83,333.33; provided, however, that the Company may terminate the above-described consulting arrangement, at which time no further installment payments of Consulting Pay shall be payable or provided to Employee, in the event Employee breaches or threatens to breach this Agreement, including, without limitation, the Ongoing Restrictive Covenants, or fails to satisfy any of the Special Consideration Conditions. During the Consulting Period, Employee shall have no authority to bind or to purport to bind, or to act, make any representation, or incur any liability on behalf of, the Company or its affiliates in any way whatsoever. Within 21 days of the termination of the Consulting Period for any reason, Employee shall execute without revocation the general release attached as Exhibit 2; in the event Employee fails to so execute such release without revocation, Employee shall not be entitled to any further Special Consideration.

(viii) Employee shall be reimbursed by the Company for actual legal expenses reasonably incurred in connection with Employee’s transition, subject to a maximum amount of $35,000. Such reimbursement shall be supported by third party invoices and shall be paid within 60 days of the Separation Date or, if later, within 10 days after all such invoices have been received by the Company.

(ix) Solely for the convenience of Employee, the Parties also agree to certain non-compensatory matters listed on Schedule 1.

Melvin C. Payne Transition Agreement 2/22/24

(b) If Employee dies at any time while the Company is paying consideration pursuant to this Section 2, the Company shall continue making the remaining payments under this Section 2 to the Employee’s estate. Such payments to the Employee’s estate shall be made in the same manner and at the same times as they would have been paid to the Employee had he not died. Employee acknowledges and agrees that the Special Consideration outlined above constitutes fair and adequate compensation for the promises and covenants of Employee set forth in this Agreement. Employee acknowledges and agrees that the Company may deduct from any of the foregoing payments and benefits in Sections 2(a)(i) through 2(a)(viii): (i) any federal, state or local taxes required by law to be withheld with respect the foregoing payments and benefits, (ii) all other normal employee deductions made with respect to the Company’s employees generally, and (iii) any other amounts specifically authorized to be withheld or deducted by the Employee in accordance with applicable law, it being understood that all such determinations shall be made by the Company. Employee acknowledges that the consideration described in this Section 2 is in lieu of and in full satisfaction of any amounts (or pro rata portions thereof) that might otherwise be payable under any contract, plan, policy or practice, past or present, of the Company, including, without limitation, the Employment Agreement, as well as any other offer letter or employment agreement or understanding, and Employee will have no right or entitlement to any additional compensation, bonus payments, equity grants, severance or benefits of any kind after the Separation Date except as expressly specified in this Agreement. Without limiting the foregoing, Employee acknowledges and agrees that the payments and arrangements described in this Section 2 are in excess of any amounts (or pro rata portions thereof) to which she may be entitled or that otherwise may be due and owed to Employee from the Company. Employee further agrees that any and all past, present or future rights he had, has or hereafter may have, arising out of or relating to any bonus, performance, or incentive compensation plan or programs of the Company, have been permanently extinguished and are of no further force and effect with respect to Employee, except as expressly provided in this Agreement. Employee shall be solely responsible for any taxes related to the Special Compensation under this Section 2 and agrees that neither the Company nor the Releasees (as defined below) have any liability for such tax obligations.

3. General Release and Waiver of Claims.

(a) In consideration of the Company’s obligations set forth in this Agreement, Employee, on behalf of himself and his spouse, heirs, executors, administrators, beneficiaries, successors and assigns, hereby voluntarily, knowingly, willingly, unconditionally, and irrevocably releases and forever discharges (i) the Company and the Trust of Carriage Services Capital Trust, (ii) all of their respective subsidiaries and affiliates and their each of their predecessors, successors and assigns, (iii) together with the respective present or former officers, directors, partners, managers, trustees, shareholders, employees, attorneys, and agents of all of the foregoing entities and any and all employee pension or welfare benefits plans, including current and former trustees and administrators of these plans (collectively, the “Releasees”), both individually and in their official capacities, from any and all rights, claims, causes of action, charges, demands, damages, liabilities, losses, debts, and expenses (including attorneys’ fees and costs actually incurred) of every kind, type, nature, or description whatsoever, in law or equity, known or unknown, suspected or unsuspected, vested or contingent, accrued or yet to accrue, that Employee or Employee’s heirs, executors, administrators, beneficiaries, successors or assigns ever had, now have or hereafter can, shall or may have by reason of any matter, cause or thing whatsoever arising from the beginning of time to the Effective Date. This Release includes, but is not limited to, any rights or claims relating in any way to Employee’s employment relationship with the Company or any of the Releasees, the cessation thereof; any claims for unpaid commissions, bonuses, compensation, fees, expenses, wages, back pay, equity, salary, incentive pay, vacation pay, legal fees, fringe benefits, severance, contractor payments, termination payments, or other compensation; any rights or claims arising under any legally waivable federal, state or local constitution, statute, ordinance, or regulation, including without limitation the Age Discrimination in Employment Act of 1967 (the “ADEA”), the Older Workers Benefit Protection Act (the “OWBPA”), Title VII of the Civil Rights Act of 1964, the Civil Rights Act of 1991, the Americans with Disabilities Act of 1990, the Family and Medical Leave Act of 1993, the Genetic Information Nondiscrimination Act of 2008, the Equal Pay Act, the anti-retaliation provisions of the Fair Labor Standards Act, the Rehabilitation Act of 1973, the Employee Retirement Income Security Act of 1974, the Sarbanes-Oxley Act of 2002, the Dodd-Frank Wall Street Reform and Consumer Protection Act, the Worker Adjustment Retraining and Notification (“WARN”) Act and any state WARN statutes, Section 1981 of the Civil Rights Act of 1866, the National Labor Relations Act, the Fair Credit Reporting Act, the Occupational Safety and Health Act, any rights or claims arising under the common law or under any plan, program, policy, agreement, contract, understanding or promise, written or oral, express or implied, formal or informal, between the Company or any of the Releasees and Employee, as well as any other offer letter, award agreement, or employment agreement or understanding; and any and all claims for alleged tortious, defamatory or fraudulent conduct, including without limitation intentional infliction of emotional distress, defamation, fraud, and breach of duty (collectively, the “Released Claims”). Notwithstanding the foregoing, nothing in this Agreement shall (u) waive any claim that arises after the Effective Date, (v) waive any claim for contractual payments under this Agreement, (w) waive any rights to payments under the Company’s medical plan and 401(k) plan, (x) be construed to prohibit Employee from bringing appropriate proceedings to enforce this Agreement; (y) waive any rights that, pursuant to law, cannot be waived or subject to a release of this kind, such as rights to unemployment or workers’ compensation benefits; or (z) waive any rights to indemnification that Employee may have under any organizational documents of the Company or any directors and officers liability insurance policy of the Company or any individual indemnity agreement with the Company.

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(b) The Company acknowledges that the Indemnity Agreement between the Company and Employee dated December 18, 2000 (“Indemnity Agreement”) is in full force and effect. The Company also acknowledges that the Employee is covered by indemnity provisions as provided under both the Indemnity Agreement and Article VII of the Company’s By-Laws, whichever provides the broadest protections to Employee. The Company covenants that any D&O Insurance Policies in effect for the period of six years after the date Employee is no longer a member of the Board will provide Employee with the same benefits as the benefits provided to the then-current members of the Board and the then-serving Chief Executive Officer.

(c) Nothing in this Agreement is intended to (i) interfere with Employee’s right to testify or assist in an investigation, hearing, or proceeding by the Equal Employment Opportunity Commission or a comparable state or local agency (“EEOC”), the Securities and Exchange Commission (“SEC”), the Department of Justice, the Congress, any agency Inspector General; or any other federal, state, or local governmental or self-regulatory authority or entity, (ii) prohibit Employee from reporting possible violations of federal and/or state law or regulation to any federal, state, or local governmental agency or entity, including with respect to alleged criminal conduct or unlawful employment practices, or from making other disclosures that are protected under the whistleblower provisions of federal and/or state law or regulation, (iii) making truthful statements or disclosures regarding alleged unlawful employment practices; or (iv) seek a determination of the validity of the waiver of Employee’s rights under the ADEA or the OWBPA. Employee does not need the prior authorization of the Company to make any such reports or disclosures and Employee is not required to notify the Company that Employee made such reports or disclosures. To the maximum extent permitted by law, Employee agrees that if such a charge or complaint is made, Employee shall not be entitled to recover any individual monetary relief or other individual remedies. Subject to the foregoing, Employee agrees that Employee will not voluntarily bring or assist others in bringing claims against any of the Releasees and will not cooperate with, supply information to or on behalf of, or assist any litigant or their agents or attorneys in any proceeding against any of the Releasees. For the avoidance of doubt, nothing in this Agreement shall be construed to prohibit Employee from engaging in protected concerted activity under the National Labor Relations Act for the purpose of collective bargaining or other mutual aid or protection, including, without limitation, (w) making disclosures concerning this Agreement in aid of such concerted activities; (x) filing unfair labor practice charges; (y) assisting others who are filing such charges; and (z) cooperating with the investigative process of the National Labor Relations Board or other government agencies.

Melvin C. Payne Transition Agreement 2/22/24

(d) Employee acknowledges that Section 3(a) includes a waiver of any rights and claims arising under the ADEA and the OWBPA (the “ADEA Release”). Employee acknowledges that the consideration that he is receiving in exchange for this waiver of the rights and claims specified in Section 2 exceeds anything of value to which Employee is already entitled. Employee acknowledges that he has been given a period of at least 21 days within which to consider the release contained in this Section 3 or has knowingly and voluntarily waived the right to do so, with the execution of this Agreement constituting a voluntary waiver. Employee understands that he may revoke the ADEA Release during the seven days following the execution of this Agreement by providing written notice, signed by Employee and received by the Company no later than 5:00 p.m. Central Time on the seventh day of the revocation period by delivering to the Company written notice of revocation by e-mail to Steve Metzger, President, at Steve.Metzger@carriageservices.com. Employee understands that if he revokes the ADEA Release, Employee will not be entitled to any portion of the Special Consideration set forth in Section 2. This Agreement shall become effective on the eighth day after Employee executes this Agreement without revocation (the “Effective Date”).

(e) Employee understands and agrees that he is not entitled to the Special Consideration unless his spouse executes the Exhibit Release concurrently with the execution of this Agreement.

4. Return of Company Property. Employee shall return, in good working order, any and all property of the Company that is in his possession, custody or control within 30 days after the Separation Date. Such property includes, but is not limited to, keys, computers, cell phones, software, calculators, equipment, credit cards, forms, files, manuals, correspondence, business cards, personnel data, lists of or other information regarding customers, contacts and/or employees, contracts, contract information, agreements, leases, plans, brochures, catalogues, training materials, computer tapes and diskettes or other portable media.

5. Non-Admission. Employee and the Company agree that this Agreement and the consideration provided to Employee by the Company is not an admission by either Party of any violation of the other Party’s rights or of any violation of contract or statutory or common law.

6. Non-Disparagement. Employee specifically covenants and agrees not to, directly or indirectly, make, publish or communicate or cause to be made, published or communicated, to anyone any remark, statement or comment, orally or in writing, falsely criticizing or disparaging the Company.

7. Continuing Obligations. Employee acknowledges that in the course of his employment with the Company he has obtained (and during the Consulting Period, he will obtain) confidential and proprietary information including, but not limited to, financial, accounting, business, product, customer and marketing information, plans, lists, agreements, forecasts, trade secrets, management methods, operating techniques, strategies, prospective acquisitions, reports, studies, analyses, this Agreement, and other confidential information and knowledge concerning the business of the Company (collectively “Confidential Information”). Subject to Section 3(b), Employee acknowledges and agrees that he has a continuing obligation to maintain the confidentiality of all such non-public information, even after the Separation Date and that he remains bound by the restrictive covenants contained in Sections 10, 13, 14, 15, 16, 17 and 18 of the Employment Agreement, and that those obligations are reasonable and enforceable (collectively, the “Ongoing Restrictive Covenants”). Employee understands and acknowledges that the Employee’s obligations under this Agreement regarding Confidential Information begin immediately and shall continue until the Confidential Information has become public knowledge other than as a result of the Employee’s breach of this Agreement or a breach by those acting in concert with the Employee or on the Employee’s behalf. As an inducement to the Company to enter into this Agreement and as a condition to the Company’s obligation to provide any benefits to Employee under this Agreement, Employee represents to, and covenants with or in favor of, the Company that Employee will comply with all of Employee’s obligations under this Agreement, including, without limitation, his obligations regarding non-disparagement, Confidential Information and the Ongoing Restrictive Covenants, subject to Section 3(b). Employee is hereby notified in accordance with the Defend Trade Secrets Act of 2016 that Employee will not be held criminally or civilly liable under any federal or state trade secret law for the disclosure of a trade secret that (a) is made (i) in confidence to a federal, state, or local government official, either directly or indirectly, or to an attorney; and (ii) solely for the purpose of reporting or investigating a suspected violation of law; or (b) is made in a complaint or other document that is filed under seal in a lawsuit or other proceeding. If Employee files a lawsuit for retaliation against the Company for reporting a suspected violation of law, Employee may disclose the Company’s trade secrets to Employee’s attorney and use the trade secret information in the court proceeding if Employee files any document containing the trade secret under seal, and does not disclose the trade secret, except pursuant to court order.

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8. Cooperation. Employee acknowledges and agrees that from and after the Separation Date, he will cooperate fully with the Company, its officers, employees, agents, affiliates and attorneys in the defense or prosecution of, or in preparation for the defense or prosecution of any lawsuit, dispute, investigation or other legal proceedings (“Proceedings”). Employee further acknowledges and agrees that he will cooperate fully with the Company, its officers, employees, agents, affiliates and attorneys on any matter related to Company business (“Matters”) that occurred during the period of Employee’s employment or were otherwise impacted by Employee’s employment. Such cooperation shall include providing true and accurate information or documents concerning, or affidavits or testimony about, all or any matters at issue in any Proceedings/Matters as shall from time to time be requested by the Company, and shall be with the knowledge of Employee. Such cooperation shall be provided by Employee without remuneration, but Employee shall be entitled to reimbursement for all reasonable and appropriate out of pocket expenses incurred by him in so cooperating, including, by way of example and not by way of limitation, airplane fares, hotel accommodations, meal charges and other similar expenses to attend Proceedings/Matters outside of the city of Employee’s residence. The proposed reasonable fees and expenses of Employee shall be submitted by the Employee in writing to the Company in advance, and only after pre-approval by the Company in writing shall be reimbursed by the Company on a regular, periodic basis upon presentation by Employee of a statement and receipts in accordance with the Company’s customary practices and policies; provided, however, that such reimbursement will be paid no later than December 31st of the calendar year following the calendar year in which Employee incurred the expense. In the event Employee is asked by a third party to provide information regarding the Company, or is called other than by the Company to testify in any Proceeding/Matter related to the Company, he will notify the Company as soon as possible in order to give the Company a reasonable opportunity to respond and/or participate in such Proceeding/Matter.

9. Remedies. In the event of a breach or threatened breach by Employee of any of the provisions of this Agreement, including, without limitation, the Ongoing Restrictive Covenants, Employee hereby consents and agrees that the Company shall be entitled to seek, in addition to all other available remedies, a temporary restraining order, a temporary or permanent injunction or other equitable relief against such breach or threatened breach from any court of competent jurisdiction, without the necessity of providing notice, paying bond, or showing any actual damages or that money damages would not afford an adequate remedy, to the maximum extent permitted by law. Any equitable relief shall be in addition to, not in lieu of, legal remedies, monetary damages, or other available relief. Employee further agrees that, in the event Employee breaches or threatens to breach this Agreement, including, without limitation, the Ongoing Restrictive Covenants, or fails to satisfy any of the Special Consideration Conditions, in addition to any other remedies it may have, Employee shall have no right to any Special Consideration and shall forfeit and reimburse the Company for any portion of any previously paid Special Consideration, without waiving the releases provided herein. Company and Employee acknowledge and agree that the prevailing Party shall be entitled to payment of its attorneys’ fees and other costs and expenses incurred in enforcing this provision of this Agreement and/or in prosecuting any counterclaim or cross-claim based on this provision of this Agreement.

10. Reformation. If a court rules that any of the restrictions in this Agreement or any of the Ongoing Restrictive Covenants are unenforceable, then such restriction shall be reduced or modified by the court so that the restriction may be enforced to the maximum extent permitted by law.

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11. Consultation with Attorney; Voluntary Agreement. The Company advises Employee to consult with an attorney of his choosing prior to signing this Agreement. Employee understands and agrees that he has the right and has been given the opportunity to review this Agreement and, specifically, the Release in Section 3, with an attorney. Employee also understands and agrees that she is under no obligation to consent to the Release set forth in Section 3. Employee acknowledges and agrees that the promises set forth this Agreement, including but not limited to the Special Consideration, are sufficient consideration to require him to abide with his obligations under this Agreement, including but not limited to the Release in Section 3. Employee represents that he has read this Agreement, including the Release in Section 3 and understands its terms and that he enters into this Agreement freely, voluntarily, and without coercion. By executing this Agreement, Employee acknowledges that Employee: (a) is not relying upon any statements, understandings, representations, expectations, or agreements other than those expressly set forth in this Agreement; (b) has made Employee’s own investigation of the facts and is relying solely upon Employee’s own knowledge; (c) knowingly waives any claim that this Agreement was induced by any misrepresentation or nondisclosure and any right to rescind or avoid this Agreement based upon presently existing facts, known or unknown; (d) is entering into this Agreement freely and voluntarily; (e) has carefully read and understood all of the provisions of this Agreement; and (f) was provided the opportunity to discuss and did discuss all aspects of this Agreement with his legal counsel of Employee’s choosing, including Alan J. Robin Esq. The Parties stipulate that the Company is relying upon these representations and warranties in entering into this Agreement. These representations and warranties shall survive the execution of this Agreement.

12. Fees and Costs. Except as otherwise set forth in this Agreement, the Parties shall bear their own attorneys’ fees and costs.

13. Company Non-Disparagement. The Company will direct its directors and officers not to, directly or indirectly, make, publish or communicate or cause to be made, published or communicated, to anyone any remark, statement or comment, orally or in writing, falsely criticizing or disparaging Employee.

14. Successors and Assigns. This Agreement shall inure to the benefit of the Company and its affiliates (and its and their successors and assigns).

15. Section 409A. This Agreement shall be interpreted and administered in a manner so that any compensation or benefit payable hereunder shall be paid or provided in a manner that is either exempt from or compliant with the requirements of Section 409A. Nevertheless, the tax treatment of the compensation and benefits provided under this Agreement is not warranted or guaranteed to Employee, who is responsible for all taxes assessed on any payments made pursuant to this Agreement, whether under Section 409A or otherwise. Neither the Company nor its directors, officers, employees, or advisors shall be held liable for any taxes, interest, penalties, or other monetary amounts owed by Employee, including as a result of the application of Section 409A. Any installment payment hereunder shall be deemed to be a separate payment, as described in Treas. Reg. Section 1.409A-2(b)(2), for purposes of Section 409A. To the extent that any reimbursements payable to Employee are subject to the provisions of Section 409A: (a) any such reimbursements will be paid no later than December 31 of the year following the year in which the expense was incurred, (b) the amount of expenses reimbursed in one year will not affect the amount eligible for reimbursement in any subsequent year, and (c) the right to reimbursement under this Agreement will not be subject to liquidation or exchange for another benefit. Notwithstanding any provisions of this Agreement to the contrary, if Employee is a “specified employee” (within the meaning of Section 409A and determined pursuant to any policies adopted by the Company consistent with Section 409A), at the time of Employee’s separation from service, and if any portion of the payments or benefits to be received by Employee upon separation from service would be considered deferred compensation under Section 409A and cannot be paid or provided to Employee without Employee incurring taxes, interest or penalties under Section 409A of the Code, amounts that would otherwise be payable pursuant to this Agreement and benefits that would otherwise be provided pursuant to this Agreement, in each case, during the six-month period immediately following Employee’s separation from service shall instead be paid or made available on the earlier of (x) the first business day of the seventh month following the date of Employee’s separation from service and (y) Employee’s death.

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16. Choice of Law; Venue. This Agreement and all matters or issues relating to the interpretation, construction, validity, and enforcement of this Agreement, Employee’s employment, the termination thereof, the restrictive covenants relating to non-disparagement, Confidential Information and the Ongoing Restrictive Covenants, and any other matter between Employee and the Company (or its affiliates) shall be governed by the laws of the State of Texas, without giving effect to any choice-of-law principle that would cause the application of the laws of any jurisdiction other than Texas, and jurisdiction and venue of any action or proceeding must be brought exclusively in a state district court in Harris County, Texas or federal district court in the Southern District of Texas, Houston Division. Each Party submits to the exclusive jurisdiction of such courts and agrees not to raise any objection to such jurisdiction.

17. Headings. The headings of the sections hereof are inserted for convenience only and shall not be deemed to constitute a part hereof nor to affect the meaning thereof.

18. Entire Agreement.

(a) This Agreement, together with the Ongoing Restrictive Covenants, replaces and merges all previous agreements, amendments and discussions between Employee and Company (or any of its affiliates) and constitutes the entire agreement between the Employee and the Company (and any of its affiliates). Any existing employment agreement between the Employee and the Company (or any of its affiliates), including the Employment Agreement, is hereby terminated and no longer of any force or effect. This Agreement may be amended, waived or terminated only by a written instrument that is identified as an amendment, waiver or termination hereto, and is executed on behalf of both Parties.

(b) No oral understandings, statements, promises, terms, conditions, obligations, or agreements contrary or in addition to the terms of this Agreement exist. This Agreement may not be changed by oral representations, and may be amended only by written instrument executed by a duly authorized representative of each of the Parties, or their respective successors or assigns. If any part of this Agreement is found to be illegal or unenforceable by any agency or court, the remaining provisions shall continue in full force and effect.

Melvin C. Payne Transition Agreement 2/22/24

19. Notices. Subject to Section 3(d), each notice or other communication required or permitted under this Agreement shall be in writing and transmitted by personal delivery or prepaid courier or messenger service (whether overnight or same-day) and by electronic mail, delivery and read receipt required, addressed (in any case) to the other Party at the address below:

To the Company:

Steven D. Metzger

President

Carriage Services, Inc.

3040 Post Oak Blvd.

Houston, TX 77056

Steve.Metzger@carriageservices.com

With a courtesy copy, which does not constitute notice, to:

J. Mark Metts

Sidley Austin LLP

1000 Louisiana St., Suite 5900

Houston, TX 77002

mmetts@sidley.com

To Employee:

Melvin C. Payne

1922 North Boulevard

Houston, TX 77098

mlvnpayne@yahoo.com

With a courtesy copy, which does not constitute notice, to:

Alan J. Robin

2450 Fondren Road, Suite 309

Houston, Texas 77063-2316

alan@alanrobinlaw.com

20. Counterparts. This Agreement may be executed in separate counterparts, each of which is deemed to be an original and all of which taken together constitute one and the same agreement.

[Signature Page Follows; Remainder of Page Left Intentionally Blank]

Melvin C. Payne Transition Agreement 2/22/24

We the undersigned do hereby sign and agree to the terms set forth in this Agreement, on the dates set forth below.

EMPLOYEE:

/s/ Melvin C. Payne
Melvin C. Payne

THE COMPANY:

CARRIAGE SERVICES, INC.

By:	/s/ Steven D. Metzger
	Name:	Steven D. Metzger
	Title:	President

[Signature Page to Transition Agreement]

Melvin C. Payne Transition Agreement 2/22/24

EXHIBIT 1

GENERAL RELEASE

THIS GENERAL RELEASE (this “Release”) is made and entered into as of February 21, 2024 (the “Effective Date”), by and between Carriage Services, Inc., a Delaware corporation (the “Company”), and Karen Payne (hereafter “Individual”). The Company and Individual may sometimes hereafter be referred to singularly as a “Party” or collectively as the “Parties.”

1. Consideration. Individual acknowledges and agrees that she is receiving consideration from the Company pursuant to that certain Transition Agreement by and between Melvin C. Payne and the Company dated as of February 21, 2024 (the “Transition Agreement”), including but not limited to monetary renumeration to provide for COBRA coverage as provided in Section 2(a)(iv) of the Transition Agreement.

2. General Release and Waiver of Claims. In consideration of the Company’s obligations set forth in this Release, Individual, on behalf of herself and her spouse, heirs, executors, administrators, beneficiaries, successors and assigns, hereby voluntarily, knowingly, willingly, unconditionally, and irrevocably releases and forever discharges (a) the Company and the Trust of Carriage Services Capital Trust, (b) all of their respective subsidiaries and affiliates and their each of their predecessors, successors and assigns, (c) together with the respective present or former officers, directors, partners, managers, trustees, shareholders, employees, attorneys, and agents of all of the foregoing entities and any and all employee pension or welfare benefits plans, including current and former trustees and administrators of these plans (collectively, the “Releasees”), both individually and in their official capacities, from any and all rights, claims, causes of action, charges, demands, damages, liabilities, losses, debts, and expenses (including attorneys’ fees and costs actually incurred) of every kind, type, nature, or description whatsoever, in law or equity, known or unknown, suspected or unsuspected, vested or contingent, accrued or yet to accrue, that Individual or Individual’s heirs, executors, administrators, beneficiaries, successors or assigns ever had, now have or hereafter can, shall or may have by reason of any matter, cause or thing whatsoever arising from the beginning of time to the Effective Date (“Release”). This Release includes, but is not limited to, any rights or claims relating in any way to any rights or claims arising under the common law or under any plan, program, policy, agreement, contract, understanding or promise, written or oral, express or implied, formal or informal, between the Company or any of the Releasees and Individual or Individual’s spouse, as well as any other offer letter, award agreement, or employment agreement or understanding; and any and all claims for alleged tortious, defamatory or fraudulent conduct, including without limitation intentional infliction of emotional distress, defamation, fraud, and breach of duty (collectively, the “Released Claims”). Individual covenants and agrees (i) that she will not commence, maintain or participate in any suit or proceeding against the Releasees, (ii) that she has not filed any such suit or proceeding, and (iii) that she has not assigned or otherwise transferred any interest in any Released Claim or any interest related to the Company to a third party. Notwithstanding the foregoing, nothing in this Release shall (u) waive any claim that arises after the date Individual signs this Release, (v) waive any claim for contractual payments under the Transition Agreement, (w) waive any rights to payments under the Company’s medical plan, (x) be construed to prohibit Individual from bringing appropriate proceedings to enforce this Release; or (y) waive any rights that, pursuant to law, cannot be waived or subject to a release of this kind.

Melvin C. Payne Transition Agreement 2/22/24

3. Consultation with Attorney; Voluntary Agreement. The Company advises Individual to consult with an attorney of her choosing prior to signing this Release. Individual understands and agrees that she has the right and has been given the opportunity to review this Release with an attorney. Individual also understands and agrees that she is under no obligation to consent to this Release. Individual acknowledges and agrees that the promises set forth in Section 1 of this Release and in the Transition Agreement are sufficient consideration to require her to abide with his obligations under this Release. Individual represents that she has read this Release, and understands its terms and that she enters into this Release freely, voluntarily, and without coercion. By executing this Release, Individual acknowledges that Individual: (a) is not relying upon any statements, understandings, representations, expectations, or agreements other than those expressly set forth in this Release; (b) has made her own investigation of the facts and is relying solely upon her own knowledge; (c) knowingly waives any claim that this Release was induced by any misrepresentation or nondisclosure and any right to rescind or avoid this Release based upon presently existing facts, known or unknown; (d) is entering into this Release freely and voluntarily; (e) has carefully read and understood all of the provisions of this Release; and (f) was provided the opportunity to discuss and did discuss all aspects of this Release and of the Transition Agreement with his legal counsel of Individual’s choosing, including Alan J. Robin, Esq. The Parties stipulate that the Company is relying upon these representations and warranties in entering into this Release and the Transition Agreement. These representations and warranties shall survive the execution of this Release.

4. Entire Agreement; Amendment and Termination. This Release replaces and merges all previous agreements, amendments and discussions between Individual and the Company (or any of its affiliates) and constitutes the entire agreement between the Individual and the Company (and any of its affiliates). This Release may be amended, waived or terminated only by a written instrument that is identified as an amendment, waiver or termination hereto, and is executed on behalf of both Parties.

5. Governing Law; Exclusive Jurisdiction. All matters or issues relating to the interpretation, construction, validity, and enforcement of this Release shall be governed by the laws of the State of Texas, without giving effect to any choice-of-law principle that would cause the application of the laws of any jurisdiction other than Texas, and jurisdiction and venue of any action or proceeding must be brought exclusively in a state district court in Harris County, Texas or federal district court in the Southern District of Texas, Houston Division. Each Party submits to the exclusive jurisdiction of such courts and agrees not to raise any objection to such jurisdiction.

6. Counterparts. This Release may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument. Each counterpart may consist of a copy hereof containing multiple signature pages, each signed by one Party hereto, but together signed by both Parties.

[Signature Page Follows; Remainder of Page Left Intentionally Blank]

Melvin C. Payne Transition Agreement 2/22/24

IN WITNESS WHEREOF, Individual has executed this Release, the Company has caused this Release to be executed in its name and on its behalf by its duly authorized officer, to be effective as of the Effective Date.

INDIVIDUAL:

/s/ Karen Payne
Karen Payne

THE COMPANY:

CARRIAGE SERVICES, INC.

By:	/s/ Steven D. Metzger
	Name:	Steven D. Metzger
	Title:	President

Melvin C. Payne Transition Agreement 2/22/24

EXHIBIT 2

GENERAL RELEASE

THIS GENERAL RELEASE (this “Release”) is made and entered into as of [●] [●], [●] (the “Effective Date”), by and between Carriage Services, Inc., a Delaware corporation (the “Company”), and Melvin C. Payne (hereafter “Individual”). The Company and Individual may sometimes hereafter be referred to singularly as a “Party” or collectively as the “Parties.” Capitalized terms not otherwise defined herein shall have the respective meanings ascribed in that certain Transition Agreement by and between Individual and the Company dated as of February 21, 2024 (the “Transition Agreement”).

1. General Release and Waiver of Claims.

(a) In consideration of the Company’s obligations set forth in the Transition Agreement, Individual, on behalf of himself and his spouse, heirs, executors, administrators, beneficiaries, successors and assigns, hereby voluntarily, knowingly, willingly, unconditionally, and irrevocably releases and forever discharges (i) the Company and the Trust of Carriage Services Capital Trust, (ii) all of their respective subsidiaries and affiliates and their each of their predecessors, successors and assigns, (iii) together with the respective present or former officers, directors, partners, managers, trustees, shareholders, employees, attorneys, and agents of all of the foregoing entities and any and all employee pension or welfare benefits plans, including current and former trustees and administrators of these plans (collectively, the “Releasees”), both individually and in their official capacities, from any and all rights, claims, causes of action, charges, demands, damages, liabilities, losses, debts, and expenses (including attorneys’ fees and costs actually incurred) of every kind, type, nature, or description whatsoever, in law or equity, known or unknown, suspected or unsuspected, vested or contingent, accrued or yet to accrue, that Individual or Individual’s heirs, executors, administrators, beneficiaries, successors or assigns ever had, now have or hereafter can, shall or may have by reason of any matter, cause or thing whatsoever arising from the beginning of time to the Effective Date. This Release includes, but is not limited to, any rights or claims relating in any way to the Transition Agreement, the Consulting Period, the Consulting Pay, any rights or claims arising under the common law or under any plan, program, policy, agreement, contract, understanding or promise, written or oral, express or implied, formal or informal, between the Company or any of the Releasees and Individual or Individual’s spouse, as well as any other offer letter, award agreement, or employment agreement or understanding; any and all claims for alleged tortious, defamatory or fraudulent conduct, including without limitation intentional infliction of emotional distress, defamation, fraud, and breach of duty; and any rights or claims arising under any legally waivable federal, state or local constitution, statute, ordinance, or regulation, including without limitation the Age Discrimination in Employment Act of 1967 (the “ADEA”), the Older Workers Benefit Protection Act (the “OWBPA”), Title VII of the Civil Rights Act of 1964, the Civil Rights Act of 1991, the Americans with Disabilities Act of 1990, the Family and Medical Leave Act of 1993, the Genetic Information Nondiscrimination Act of 2008, the Equal Pay Act, the anti-retaliation provisions of the Fair Labor Standards Act, the Rehabilitation Act of 1973, the Employee Retirement Income Security Act of 1974, the Sarbanes-Oxley Act of 2002, the Dodd-Frank Wall Street Reform and Consumer Protection Act, the Worker Adjustment Retraining and Notification (“WARN”) Act and any state WARN statutes, Section 1981 of the Civil Rights Act of 1866, the National Labor Relations Act, the Fair Credit Reporting Act, the Occupational Safety and Health Act, any rights or claims arising under the common law or under any plan, program, policy, agreement, contract, understanding or promise, written or oral, express or implied, formal or informal, between the Company or any of the Releasees and Employee, as well as any other offer letter, award agreement, or employment agreement or understanding; and any and all claims for alleged tortious, defamatory or fraudulent conduct, including without limitation intentional infliction of emotional distress, defamation, fraud, and breach of duty (collectively, the “Released Claims”). Notwithstanding the foregoing, nothing in this Release shall (i) waive any claim that arises after the date Individual signs this Release, (ii) waive any rights to payments under the Company’s medical plan and 401(k) plan, (iii) be construed to prohibit Individual from bringing appropriate proceedings to enforce this Release; (iv) waive any rights that, pursuant to law, cannot be waived or subject to a release of this kind; or (v) waive any rights to indemnification that Individual may have under any organizational documents of the Company or any directors or officers liability insurance policy of the Company or any individual indemnity agreement with the Company.

Melvin C. Payne Transition Agreement 2/22/24

(b) Nothing in this Release is intended to (i) interfere with Individual’s right to testify or assist in an investigation, hearing, or proceeding by the Equal Employment Opportunity Commission or a comparable state or local agency (“EEOC”), the Securities and Exchange Commission (“SEC”), the Department of Justice, the Congress, any agency Inspector General; or any other federal, state, or local governmental or self-regulatory authority or entity, (ii) prohibit Individual from reporting possible violations of federal and/or state law or regulation to any federal, state, or local governmental agency or entity, including with respect to alleged criminal conduct or unlawful employment practices, or from making other disclosures that are protected under the whistleblower provisions of federal and/or state law or regulation, (iii) making truthful statements or disclosures regarding alleged unlawful employment practices; or (iv) seek a determination of the validity of the waiver of Employee’s rights under the ADEA or the OWBPA. Individual does not need the prior authorization of the Company to make any such reports or disclosures and Individual is not required to notify the Company that Individual made such reports or disclosures. To the maximum extent permitted by law, Individual agrees that if such a charge or complaint is made, Individual shall not be entitled to recover any individual monetary relief or other individual remedies. Subject to the foregoing, Individual agrees that Individual will not voluntarily bring or assist others in bringing claims against any of the Releasees and will not cooperate with, supply information to or on behalf of, or assist any litigant or their agents or attorneys in any proceeding against any of the Releasees. For the avoidance of doubt, nothing in this Release shall be construed to prohibit Individual from engaging in protected concerted activity under the National Labor Relations Act for the purpose of collective bargaining or other mutual aid or protection, including, without limitation, (A) making disclosures concerning this Release in aid of such concerted activities; (B) filing unfair labor practice charges; (C) assisting others who are filing such charges; and (D) cooperating with the investigative process of the National Labor Relations Board or other government agencies.

(c) Individual acknowledges that Section 1 includes a waiver of any rights and claims arising under the ADEA and the OWBPA (the “ADEA Release”). Individual acknowledges that the consideration that he is receiving in exchange for this waiver of the rights and claims specified in this Section 1 exceeds anything of value to which Individual is already entitled. Individual acknowledges that he has been given a period of at least 21 days within which to consider the release contained in this Section 1 or has knowingly and voluntarily waived the right to do so, with the execution of this Release constituting a voluntary waiver. Individual understands that he may revoke the ADEA Release during the seven days following the execution of this Release by providing written notice, signed by Individual and received by the Company no later than 5:00 p.m. Central Time on the seventh day of the revocation period by delivering to the Company written notice of revocation by e-mail to Steve Metzger, President, at Steve.Metzger@carriageservices.com. Individual understands that if he revokes the ADEA Release, Individual will not be entitled to any portion of the Special Consideration set forth in Section 2 of the Transition Agreement and will be deemed to have breached the Transition Agreement. This Release shall become effective on the eighth day after Employee executes this Release without revocation (the “Effective Date”).

Melvin C. Payne Transition Agreement 2/22/24

2. Consultation with Attorney; Voluntary Agreement. The Company advises Individual to consult with an attorney of his choosing prior to signing this Release. Individual understands and agrees that he has the right and has been given the opportunity to review this Release with an attorney. Individual also understands and agrees that he is under no obligation to consent to this Release. Individual acknowledges and agrees that the promises set forth in Section 1 of this Release and the Transition Agreement are sufficient consideration to require her to abide with his obligations under this Release. Individual represents that she has read this Release, and understands its terms and that she enters into this Release freely, voluntarily, and without coercion. By executing this Release, Individual acknowledges that Individual: (a) is not relying upon any statements, understandings, representations, expectations, or agreements other than those expressly set forth in this Release; (b) has made his own investigation of the facts and is relying solely upon her own knowledge; (c) knowingly waives any claim that this Release was induced by any misrepresentation or nondisclosure and any right to rescind or avoid this Release based upon presently existing facts, known or unknown; (d) is entering into this Release freely and voluntarily; (e) has carefully read and understood all of the provisions of this Release; and (f) was provided the opportunity to discuss and did discuss all aspects of this Release and the Transition Agreement with his legal counsel of Individual’s choosing, including Alan J. Robin, Esq. The Parties stipulate that the Company is relying upon these representations and warranties in entering into this Release and the Transition Agreement. These representations and warranties shall survive the execution of this Release.

3. Governing Law; Exclusive Jurisdiction. All matters or issues relating to the interpretation, construction, validity, and enforcement of this Release shall be governed by the laws of the State of Texas, without giving effect to any choice-of-law principle that would cause the application of the laws of any jurisdiction other than Texas, and jurisdiction and venue of any action or proceeding must be brought exclusively in a state district court in Harris County, Texas or federal district court in the Southern District of Texas, Houston Division. Each Party submits to the exclusive jurisdiction of such courts and agrees not to raise any objection to such jurisdiction.

4. Representations. Individual represents that he has returned all property of the Company and its affiliates and that he has fully complied with all terms of the Transition Agreement and the Ongoing Restrictive Covenants. Individual also acknowledges and agrees that the Company has fully complied with all terms of the Transition Agreement and that Individual has received all Consulting Pay (and any other Special Consideration) to which he is entitled.

5. Counterparts. This Release may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument. Each counterpart may consist of a copy hereof containing multiple signature pages, each signed by one Party hereto, but together signed by both Parties.

[Signature Page Follows; Remainder of Page Left Intentionally Blank]

Melvin C. Payne Transition Agreement 2/22/24

IN WITNESS WHEREOF, Individual has executed this Release, the Company has caused this Release to be executed in its name and on its behalf by its duly authorized officer, to be effective as of the Effective Date.

INDIVIDUAL:

Melvin C. Payne

THE COMPANY:

CARRIAGE SERVICES, INC.

By:
Name:
Title:

Melvin C. Payne Transition Agreement 2/22/24